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                                                                    EXHIBIT 10.1

                          SECTOR COMMUNICATIONS, INC.

                LONG-TERM DEBT RETIREMENT AND FUNDING AGREEMENT


     THIS AGREEMENT (the "Agreement") is made as of this 28th day of February, 1997, among Sector Communications, Inc., a Nevada corporation , formerly known as Aurtex, Inc. (the "Company"), Peacetime Communications, Ltd., a British Virgin Islands corporation ("Peacetime"), Emerald Capital, Inc., a British Virgin Islands corporation ("Emerald") and Wallington Investment, Ltd. a British Virgin Island corporation ("Wallington").

     WHEREAS, Global Communications Group, Inc. aka Global Communications, Ltd. a British Virgin Islands corporation ("Global BVI"), and Global Communications Group, Inc., a Texas corporation ("Global Texas") on one side and Peacetime entered into a Financing Agreement dated January 31, 1994 and a Line of Credit Promissory Note Secured by a Pledge Agreement on February 1, 1994 and Amended on August 15, 1994 collectively the "Global Financing Debt");

     WHEREAS, the Company entered into a Stock Purchase and Exchange Agreement with the Shareholders of Global Communications Group, Inc. on April 19, 1996 whereby the Company agreed to enter into an agreement to pay the outstanding principal and accrued interest of the Global Financing Debt owed by Global Texas to Peacetime;

     WHEREAS, a Debt Repayment Agreement among the Company, Global Texas and Peacetime was entered into on June 14, 1996 (the "Debt Repayment Agreement") whereby the Company agreed to assume and pay in full the Global Financing Debt within three years from the closing date of the Stock Purchase and Exchange Agreement;

     WHEREAS, the Company, through its wholly owned subsidiary, Sector Communications AG, a Swiss Corporation, entered into a Definitive Agreement dated August 12, 1996 among HIS Technologies AG ("Histech"), a Swiss Corporation, and certain of HIS shareholders (the "Selling Shareholders") whereby Sector acquired a 25.55% equity interest in Histech from Histech and an additional 54.45% equity interest from Histech from the Selling Shareholders;

     WHEREAS, the Company entered into a Definitive Investment and Option to Merge Agreement with DBE Software, Inc., a Delaware corporation, ("DBE") in May 1996, which was amended by the subsequent Letter of January 16, 1997 whereby the Company received 145,745 shares representing a 14.594% equity stake in DBE;

     WHEREAS, on January 21, 1997 the Company signed a Promissory Note payable to Emerald Capital, Inc. in the amount of $350,000;

     WHEREAS, on January 21, 1997 the Company signed a Promissory Note payable to Wallington Investment, Ltd. in the amount of $350,000;

     WHEREAS, the Company desires to retire its debt obligations to Peacetime, Emerald and Wallington and obtain additional financing in the amount of $1,000,000 through the sale of 25% of the Company's equity holdings in HIS, all of the Company's interests in DBE, and 1,000,000 shares of the Company's common stock;

     NOW THEREFORE, for and in consideration of the premises and the mutual covenants hereinafter set forth, the parties hereto do hereby agree as follows:
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I.    PURCHASE OF SECURITIES

      Subject to the terms and conditions hereinafter set forth, the Parties hereby agree as follows:

      1.1  Peacetime agrees:

           (i) to purchase 24,170 shares of common stock of HIS Technologies AG, a Swiss Corporation, ("Histech") which represents 18% of the total outstanding shares of Histech;

           (ii) to immediately make available one million dollars ($1,000,000)(the "Additional Funding") to the Company to draw upon on an as needed basis for a period of six months in return for the assignment to Peacetime of the Company's entire claim to 145,745 shares, representing 14.594% of the outstanding common stock, of DBE Software, a Delaware corporation, ("DBE") pursuant to the escrow agreement executed simultaneously herewith and incorporated herein. The value of the Company's entire claim to the DBE shares is $1,100,000.

      1.2 Emerald agrees to purchase 500,000 shares of Sector Communications, Inc. common stock and 1,193 shares of HIS common stock, which represents 1% of the total number of outstanding shares of HIS.

      1.3  Wallington agrees to purchase 500,000 shares of Sector
Communications, Inc. common stock and 1,193 shares of HIS common stock, which represents 1% of the total number of outstanding shares of HIS.

II.   CANCELLATION OF DEBT

      2.1  In consideration for the purchase of the securities as stated in
Section 1.1 (i) herein, Peacetime agrees to cancel and discharge all of the outstanding debt that was assumed by the Company pursuant to the Debt Repayment Agreement. Said debt, including all outstanding principal and accrued interest, totals $4,780,000.00.

      2.2  In consideration for the purchase of the securities as stated in
Section 1.2 herein, Emerald agrees to cancel and discharge all of the outstanding debt that was assumed by the Company pursuant to the Promissory Note dated January 21, 1997 in the principal amount of $350,000.00.

      2.3  In consideration for the purchase of the securities as stated in
Section 1.2 herein, Wallington agrees to cancel and discharge all of the outstanding debt that was assumed by the Company pursuant to the Promissory Note dated January 21, 1997 in the principal amount of $350,000.00.

      2.4 Peacetime, Emerald and Wallington each agree to waive any and all notice requirements that said debt instruments contain. Peacetime, Emerald and Wallington discharge all obligations assumed by the Company under the Debt Repayment Agreement and subsequent Promissory Notes and shall deliver to the Company any and all canceled documents representing said debt to the Company marked "paid in full" and "fully extinguished as a matter of law" within

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three (3) business days of the date of this Agreement.

III.  REPRESENTATIONS BY THE PURCHASERS

      3.1 The Purchasers recognize that the purchase of Securities involves a high degree of risk and is suitable only for persons of adequate financial means who have no need for liquidity in this investment in that (i) the Purchasers may not be able to liquidate the Purchasers' investment in the event of an emergency; (ii) transferability is extremely limited; and (iii) in the event of a disposition, the Purchasers could sustain a complete loss of the Purchasers' entire investment.

      3.2 The Purchasers represent that (i) the Purchasers are competent to understand and do understand the nature of the investment; and (ii) the Purchasers are able to bear the economic risk of this investment.

      3.3 The Purchasers hereby represent that the Purchasers have been furnished by the Company during the course of this transaction with all information regarding Sector, Histech and DBE which the Purchasers had requested or desired to know; that all other documents which could be reasonably provided have been made available for the Purchasers' inspection and review; and that the Purchasers have been afforded the opportunity to ask questions of and receive answers from duly authorized officers or other representatives of Sector, Histech and DBE concerning the terms and conditions of the Agreement, and any additional information that the Purchasers had requested.

      3.4 The Purchasers hereby acknowledge that this sale of Securities has not been reviewed by the Securities and Exchange Commission (the "SEC") because of the Company's representations that this is intended to be a private sale pursuant to Section 4(1) of the 1933 Act. The Purchasers represent that the Securities are being purchased for the Purchasers' own account, for investment purposes and not for distribution or resale to others. The Purchasers agree that the Purchasers will not sell, transfer or otherwise dispose of any of the Securities unless they are registered under the 1933 Act or unless an exemption from such registration is available.

      3.5 The Purchasers understand that the Securities have not been registered under the 1933 Act by reason of a claimed exemption under the provisions of the 1933 Act which depends, in part, upon the Purchasers' investment intention. In this connection, the Purchasers understand that it is the position of the SEC that the statutory basis for such exemption would not be present if the Purchasers' representation merely meant that the Purchasers' present intention was to hold the Securities for a short period, for a deferred sale, for a market rise, assuming that a market develops and is maintained, or for any other fixed period. The Purchasers realize that, in the view of the SEC, a purchase now with an intent to resell would represent a purchase with an intent inconsistent with the Purchasers' representation to the Company, and the SEC might regard such a sale, transfer or other disposition as a deferred sale for which no exemption from registration is available.

      3.6 The Purchasers agree that Sector, Histech and DBE may, if they desire, permit the transfer of the Securities by the Purchasers out of the Purchasers' name only when the Purchasers' request for transfer is accompanied by an opinion of counsel reasonably satisfactory to Sector, Histech and DBE that the proposed sale, transfer or disposition does not result in a violation of the 1933 Act or any applicable state "Blue Sky" laws (collectively, "Securities Laws"). The Purchasers agree to hold the Sector, Histech and DBE and their respective directors, officers and controlling persons and their respective heirs, representatives, successors and assigns harmless

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and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale, transfer or other disposition of the Securities by the undersigned Purchasers in violation of any Securities Laws or any misrepresentation herein.

      3.7 The Purchasers consent to the placement of a legend on the certificates evidencing the Securities stating that they have not been registered under the 1933 Act and setting forth or referring to the restrictions on the sale, transfer or other disposition thereof. The Purchasers are aware that the Company will make a notation in its appropriate records with respect to the restrictions on the sale, transfer or other disposition of the Securities.

      3.8 The Purchasers acknowledge and agree that the Company is relying on the Purchasers' representations contained in this Agreement and the related subscription documents in determining whether to sell the Securities to Purchasers. The Purchasers hereby give the Company authority to call the Purchasers' bank or place of employment or otherwise review the financial standing of the Purchasers.

      3.9 The Purchasers represent and warrant that all representations made by Purchasers hereunder are true and correct in all material respects as of the date of execution hereof, and Purchasers further agree that until the closing on the Securities subscribed for the Purchasers shall inform the Company immediately of any changes in any of the representations provided by the Purchasers hereunder.

      3.10 The Purchasers represent and warrant that the Purchasers shall undertake to complete all filings required by the Securities Exchange Act of 1934, as amended, and any other laws on a timely basis.

IV.   REPRESENTATIONS BY THE COMPANY

      4.1  The Company represents and warrants to the Purchasers as follows:

           (a) The Company is a corporation duly organized, existing and in good standing under the laws of the State of Nevada and has the corporate power to conduct its business.

           (b) The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

           (c) The Company is the sole record and beneficial owner of the number of Securities of DBE, and the Company's wholly owned subsidiary, Sector AG is the sole record and beneficial owner of the number of Securities of Histech as set forth above, free and clear of all voting trust and other arrangements that require or permit any of the Securities owned by the Company or Sector AG to be voted by or encumbered by or at the discretion of anyone other than the Company.

           (d) Upon consummation of the transactions contemplated hereby, the Company will have transferred to Peacetime, such Securities, free and clear of all encumbrances other than such restrictions on resale as have been created as a result of this Agreement.

           (e) Neither the execution nor delivery by the Company of this Agreement or any of the other documents contemplated hereby, the performance by the Company of the terms hereof, nor the consummation of the transactions contemplated hereby (i) requires any consent,

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notice, or approval of any third party; (ii) or has resulted or will result in a breach of the terms or conditions of, a default under, a conflict with, or the acceleration of any right to cause the acceleration of any performance or any increase in any payment required by, or the termination, suspension, modification, impairment, or forfeiture of any rights or privileges of the Company under any material agreement or obligation.

           (f) The Securities have been duly authorized, and when delivered, and paid for, will be validly issued, fully paid and non-assessable.

V.    NOTICES TO PURCHASERS

      5.1 THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE 1933 ACT, OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND SUCH LAWS. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

      5.2 THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE 1933 ACT, AND APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. PURCHASER SHOULD BE AWARE THAT THEY MAY BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

VI.   MISCELLANEOUS

      6.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and sent by registered or certified mail, return receipt requested, addressed to Sector Communications Suite 250, 7601 Lewinsville Rd, McLean, VA 22202 Attention: Mr. Theodore J. Georgelas, CEO, and to the Purchasers at the Purchasers' address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

      6.2 This Agreement shall not be changed, modified, or amended except by a writing signed by the parties to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

      6.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective heirs, legal representatives, successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature among them.

      6.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the Commonwealth of Virginia.

      6.5 This Agreement may be executed by facsimile signature and in one or more

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counterparts, each of which shall be deemed original and all of which, when taken together, shall constitute one instrument. Upon the execution and delivery of this Agreement by the Purchasers, this Agreement shall become a binding obligation of the Purchasers with respect to the purchase of Securities as herein provided.

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     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.



                                        Sector Communications, Inc.



                                        By:   /s/ Theodore J. Georgelas
                                             -----------------------------------
                                              Theodore J. Georgelas - CEO


                                        Peacetime Communications Ltd.

                                              /s/ Mohamed Hadid


                                        By:   Mohamed Hadid
                                              ------------------

                                        Title: President
                                               -----------------


                                        Emerald Capital, Inc.

                                              /s/ Yolanda Herik



                                        By:   Yolanda Herik
                                              ------------------

                                        Title: President
                                               -----------------


                                        Wallington Investment, Ltd.

                                              /s/ Mohamed Hadid


                                        By:   Mohamed Hadid
                                              ------------------

                                        Title: Authorized Agent
                                               -----------------

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